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EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Avista Healthcare Public Acquisition Corp. (the "Registrant") on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify, in the capacity and on the date indicated below, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

        This certificate is being furnished solely for the purposes of 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Date: March 28, 2017

/s/ JOHN CAFASSO John Cafasso Chief Financial Officer (Principal Financial and Accounting Officer)

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  EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002